VECTRUS THIRD QUARTER 2018 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER NOVEMBER 6, 2018

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2018 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2018 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT REVENUE AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD- LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS, INCLUDING ITS OPERATIONS IN AFGHANISTAN; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2017 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

BUSINESS UPDATE • Solid Q3’18 results with revenue increasing 14% year-over-year o Vectrus base business grew 4% year-over-year with the remainder coming from SENTEL o Experienced growth in Europe, Middle East and U.S. programs • Successfully phased-in approximately $130 million of new business • New business and re-compete wins o Awarded a $14 million AFCAP task order in Europe o Awarded Air Force Medical Evaluation Support Activity re-compete for software engineering, test and evaluation, and independent verification and validation o Subsequent to Q3, awarded a $60 million task order for base operations support services for the U.S. Navy at Naval Station Guantanamo Bay, Cuba • New business pipeline remains favorable o Approx. $1.0 billion of proposals submitted and pending potential award o $7 billion in potential new business opportunities identified over the next 12 months • LOGCAP V update Page 3

2018 NEW BUSINESS WINS(1) Contract Name Contract Type Contract Value Contract Duration Stuttgart Firm-Fixed-Price $43M Jun 2018 May 2023 Kuwait DFAC 3.0 Cost-Plus $108M Feb 2018 Feb 2023 IESS Firm-Fixed-Price $4.5M Jan 2018 Jan 2021 Sheppard Air Force Base Firm-Fixed-Price $84M Oct 2018 Aug 2025 Al Dhafra Air Base (AFCAP) Firm-Fixed-Price $16M May 2018 May 2021 Europe (AFCAP) Firm-Fixed-Price $14M Sep 2018 Aug 2019 Guantanamo Bay Firm-Fixed-Price $60M Dec 2018 Dec 2020 Q3’18 Contract Type YTD New Business (2) YTD New Business (Client)(2) Firm-Fixed Navy Price $330 million of Cost- 18% Army 22% new business Plus 35% wins YTD with 33% Firm-Fixed Cost- 67% being firm- Air Plus fixed-price (1) Price 67% Force 78% 47% (1) Guantanamo Bay was awarded subsequent to Q3’18 and is included in this new business calculation (2) Percentages are based on contract value Page 4

Q3 OPERATIONAL HIGHLIGHTS • Solid financial results o Revenue $308.1 million o Operating margin 4.5% o Diluted earnings per share $0.86 • YTD net cash provided by operating activities $8.7 million o Significant cash collections expected in Q4 • Total backlog $3.0 billion • SENTEL integration essentially complete • Headquarters relocation complete • Total leverage ratio of 1.29x to 1.00x o Total debt $76.0 million o Cash $39.6 million Page 5

Q3 2018 FINANCIAL RESULTS Page 6

BACKLOG(1) ($B) $3.5 $3.3 $3.3 $3.1 $3.0 $3.0 $2.9 $2.5 (2) $2.3 $2.2 $2.0 $2.6 $2.3 $2.2 $1.5 $1.0 $1.0 $0.5 $0.8 $0.7 $0.7 $0.8 $0.0 3Q17 4Q17 1Q18 2Q18 3Q18 Funded Unfunded • Total backlog $3,007 million as of September 28, 2018 o Funded backlog $773 million o Unfunded backlog $2,234 million (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. Page 7

2018 GUIDANCE SUMMARY 2018 guidance assumptions: • Capital expenditures approximately $9.0 million • Depreciation and amortization expense approximately $4.2 million • 2018 mandatory debt payments $4.0 million • Interest expense approximately $4.7 million • Diluted EPS assumes 11.4 million weighted average diluted shares outstanding at December 31, 2018 (1) See appendix for reconciliation of non-GAAP measures. Page 8

VECTRUS THIRD QUARTER 2018 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider EBITDA, EBITDA %, adjusted net income and adjusted diluted earnings per share to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. EBITDA, EBITDA %, adjusted net income and adjusted diluted earnings per share, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income, diluted earnings per share and operating income as determined in accordance with GAAP. Reconciliations of these items are provided below. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "EBITDA %" is defined as EBITDA divided by revenue. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income, significant charges or credits that impact current results but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. Page 10